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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) March 29, 2004

The Boston Beer Company, Inc.
(Exact name of registrant as specified in its chapter)

Massachusetts	01-14092	04-328-4048
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

75 Arlington Street, Boston, MA		02116
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (617) 368-5000

(Former name or former address, if changed since last report)

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GENERAL INSTRUCTIONS

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Regulation FD Disclosure.

The officers and directors of the Registrant listed below have each entered into individual sales plans complying with Rule 10b5-1 for trading in shares of the Registrant's common stock:

C. James Koch, Chairman
Robert H. Hall, Vice President of Brand Development

Each of the individualized sales plans is separate and distinct and sales under the plans will not be coordinated or aggregated. Under the respective sales plans, certain specified amounts of shares will be sold for the purposes of liquidity and investment diversification based on specified trading prices up to the aggregate amount of 130,000 shares for the officers and directors as a group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc.
(Registrant)

/s/ Martin F. Roper

Date: March 30, 2004	(Signature)*
Martin F. Roper, President and C.E.O.

*Print name and title of the signing officer under his signature.

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